SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 5, 2001


                            QUAD SYSTEMS CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-21504             23-2180139
          --------                     -------             ----------
  (State or other jurisdiction       (Commission          (IRS Employer
     of incorporation)               File Number)       Identification No.)



          2405 Maryland Road, Willow Grove, Pennsylvania      19090
          ----------------------------------------------      -----
             (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (215) 657-6202




          (Former name or former address, if changes since last report)

Item 5. Other Event

     On February 5, 2001, the Company filed its January 2001 Monthly Operating Statement pursuant to United States Trustee's Operating Guidelines for Chapter 11 Cases, and pursuant to 28 U.S.C. Section 586(a)(3). A copy of such report is attached as an exhibit to this filing.

Exhibit 99          January 2001 Monthly Operating Statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       QUAD SYSTEMS CORPORATION


Dated:  February 16, 2001               By  /s/ Anthony R. Drury
                                          ------------------------------
                                           Anthony R. Drury
                                           Senior Vice President, Finance
                                           and Chief Financial Officer
                                           (Principal Accounting Officer
                                           and duly authorized officer)

                                  EXHIBIT INDEX

EXHIBIT NO.    EXHIBIT
-----------    -------

99             January 2001 Monthly Operating Statement